Receivables	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Receivables	Receivables

The following table displays a roll forward of the allowance for doubtful trade receivables for fiscal years 2017 and 2018.

(in Millions)
Balance, December 31, 2016	$16.6
Additions — charged to expense	8.4
Transfer from (to) allowance for credit losses (see below)	9.5
Net recoveries, write-offs and other	4.1
Balance, December 31, 2017	$38.6
Additions — charged to expense (1)	58.0
Transfer from (to) allowance for credit losses (see below)	(17.3)
Net recoveries, write-offs and other (1)	(56.9)
Balance, December 31, 2018	$22.4

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(1)
Includes the charge and write-off of approximately $42 million associated with the stranded accounts receivables written off as part of the restructuring in India. The charge was recorded as a component of "Restructuring and other charges (income)" on the consolidated statements of income (loss). Refer to Note 8 for further information.

We have non-current receivables that represent long-term customer receivable balances related to past due accounts which are not expected to be collected within the current year. The net long-term customer receivables were $84.5 million as of December 31, 2018. These long-term customer receivable balances and the corresponding allowance are included in "Other assets including long-term receivables, net" on the consolidated balance sheets.

A portion of these long-term receivables have payment contracts. We have no reason to believe payments will not be made based upon the credit quality of these customers. Additionally, we also hold significant collateral against these customers including rights to property or other assets as a form of credit guarantee. If the customer does not pay or gives indication that they will not pay, these guarantees allow us to start legal action to block the sale of the customer’s harvest. On an ongoing basis, we continue to evaluate the credit quality of our non-current receivables using aging of receivables, collection experience and write-offs, as well as evaluating existing economic conditions, to determine if an additional allowance is necessary.

The following table displays a roll forward of the allowance for credit losses related to long-term customer receivables for fiscal years 2017 and 2018.

(in Millions)
Balance, December 31, 2016	$49.1
Additions — charged to expense	13.7
Transfer from (to) allowance for doubtful accounts (see above)	(9.5)
Net recoveries, write-offs and other	(6.2)
Balance, December 31, 2017	$47.1
Additions — charged to expense	13.4
Transfer from (to) allowance for doubtful accounts (see above)	17.3
Foreign currency adjustments	(4.1)
Net recoveries, write-offs and other	(13.2)
Balance, December 31, 2018	$60.5